NEWS RELEASE
EXHIBIT 99.1

                                                   Vectren Corporation

                                                   P.O. Box 209

                                                   Evansville, IN  47702-0209

January 23, 2002

FOR IMMEDIATE RELEASE

                               Vectren Corporation
                      Reports 4th Quarter and 2001 Results

Evansville, Indiana - Today, Vectren Corporation (NYSE:VVC) reported 2001 fourth quarter earnings of $32.4 million, or $.48 per share, compared to net income of $26.2 million, or $.43 per share, for the same period a year ago. Merger, integration and restructuring costs reduced earnings by $4.4 million, or $.06 per share, in the fourth quarter of this year and by $9 million, or $.14 per share, for the same quarter last year. Weather for the fourth quarter was 32 percent warmer than the same period last year.

Reported net income for the year ended December 31, 2001 was $63.6 million, or $.95 per share, compared to net income of $72.0 million, or $1.18 per share, for the same period a year ago. Nonrecurring merger, integration and restructuring costs reduced reported earnings by $19.9 million, or $.30 per share, this year and by $36.8 million, or $.60 per share, for last year. Other non-recurring items impacting fiscal year 2001 results include the positive impact of FAS 133, accounting for derivative instruments, of $1.9 million, or $.03 per share, and the extraordinary loss on the disposition of leveraged lease assets of $7.7 million, or $.12 per share. Year 2000 results were favorably impacted by the recognition of a one time gain of $4.9 million, or $.08 per share, incurred in connection with the restructuring of Vectren's communication investment.

Income from operations, excluding the non-recurring items noted above, was $89.3 million, or $1.34 per share for the year ended December 31, 2001 compared to $103.9 million, or $1.70 per share, for last year.

"The results for the fourth quarter of 2001 were particularly encouraging and the results for the fiscal year were consistent with our expectations and the guidance we had provided the financial community," said Niel C. Ellerbrook, Vectren's Chairman and CEO. "Our financial results reflect a very challenging year, including extremely warm weather, high gas prices early in the year and a general slow down in the economy. While the financial results were certainly not what we would have preferred for our first full year of operations since our merger and subsequent acquisition of the DPL gas assets, in many ways 2001 was an outstanding year for our Company. We have successfully realigned three utility operations into one solid operation, laying the foundation for future earnings growth and positioning us as one of the lowest cost, premier service utilities in the Midwest. Our non-regulated operations had a very good year, contributing $21.9 million to after tax income from operations, an increase of 23% from last year." added Ellerbrook.

Specific highlights for the year include:

* Regulated income from operations decreased 22 percent to $65.8 million. Heating weather was approximately 10 percent warmer than normal as compared to near normal weather last year. The impact of extraordinarily high gas prices early in the year had unfavorable impacts on margins and operating costs, including uncollectible account expense, interest and excise taxes. Strong wholesale electric sales were offset by lower margins due to the slow down in the economy.

                                     -more-

* Income from operations from the energy marketing and services group increased from $7.2 million to $11.9 million. 2001 volumes increased more than 20% over 2000.

* Income from operations from the coal-mining group increased $8.9 million to $13.5 million. The increase was largely due to the ramping up to full production of our second coal mine.

* Loss from operations from the other businesses was ($2.7) million, principally due to losses on construction contracts nearing completion at Vectren Communications Services, a company that builds, manages and provides consulting services to aid municipal utilities with broadband communications. These losses were partially offset by gains resulting from the continued planned harvesting of our energy venture investments.

Please see unaudited schedules for additional financial information.

Live Webcast:
In conjunction with this earnings release, you are invited to listen in real-time to a conference call on January 24 at 10:00 a.m. EST. A link to the live webcast and supporting slides will be available on Vectren's website at www.vectren.com. The call will be available for replay on Vectren's website as well as at (719) 457-0820, passcode 773295.

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to nearly one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These include gas marketing and related services; coal production and sales; utility infrastructure services; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

NOTE: Net income for the three month periods ended December 31 is not indicative of net income for an annual period due to seasonal sales of gas and electric for space heating and cooling purposes.

Safe Harbor for Forward Looking Statements:
This press release may contain forward-looking statements. Vectren wishes to caution readers that actual results could differ materially from those that will be projected in our discussions. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 30, 2001, as amended on August 29, 2001.


Investor Contact:    Steven M. Schein, (812) 491-4209, sschein@vectren.com
                                                       -------------------
Media Contact:    Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com
                                                        ----------------------

                                       ###


                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                                             Three Months                 Twelve Months
                                                           Ended December 31            Ended December 31
                                                      --------------------------   ---------------------------
                                                          2001           2000           2001           2000
                                                      -----------   ------------   ------------   ------------
OPERATING REVENUE:
    Gas utility                                       $   257,254    $   427,267    $ 1,031,519    $   818,753
    Electric utility                                       91,302         87,194        378,866        336,409
    Energy services and other                             147,737        193,102        759,626        493,528
                                                      -----------    -----------    -----------    -----------
            Total operating revenues                      496,293        707,563      2,170,011      1,648,690
                                                      -----------    -----------    -----------    -----------

OPERATING EXPENSES:
    Cost of gas sold                                      158,205        323,167        708,224        552,540
    Fuel for electric generation                           17,549         20,081         74,401         75,700
    Purchased electric energy                              22,287         11,309         91,666         36,394
    Cost of energy services and other                     137,636        186,418        720,163        468,728
    Other operating                                        61,092         56,810        236,915        199,430
    Merger and integration costs                              720          9,839          2,808         41,145
    Restructuring costs                                     4,666              -         19,048              -
    Depreciation and amortization                          28,089         30,653        123,675        105,661
    Taxes other than income taxes                          13,647         15,840         53,552         38,010
                                                      -----------    -----------    -----------    -----------
            Total operating expenses                      443,891        654,117      2,030,452      1,517,608
                                                      -----------    -----------    -----------    -----------

OPERATING INCOME                                           52,402         53,446        139,559        131,082

OTHER INCOME:
    Equity in earnings of unconsolidated
      investments                                            (861)        (1,316)        14,104          9,856
    Other - net                                             4,744          3,433         16,256         23,707
                                                      -----------    -----------    -----------    -----------
            Total other income                              3,883          2,117         30,360         33,563
                                                      -----------    -----------    -----------    -----------

INTEREST EXPENSE                                           19,953         18,412         82,579         56,352
                                                      -----------    -----------    -----------    -----------

INCOME BEFORE INCOME TAXES                                 36,332         37,151         87,340        108,293

INCOME TAXES                                                4,147         10,705         18,617         34,232

MINORITY INTEREST IN SUBSIDIARY                              (190)            21            620          1,004

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARY                  10            241            758          1,017
                                                      -----------    -----------    -----------    -----------

INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET         $    32,365    $    26,184    $    67,345    $    72,040

EXTRAORDINARY LOSS, NET                                         -              -         (7,706)             -

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET                                                  -              -          3,938              -
                                                      -----------    -----------    -----------    -----------

NET INCOME                                            $    32,365    $    26,184    $    63,577    $    72,040

AVERAGE COMMON SHARES OUTSTANDING                          67,512         61,416         66,748         61,297
DILUTED COMMON SHARES OUTSTANDING                          67,691         61,586         66,876         61,380

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
   INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
   EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET      $      0.48    $      0.43    $      1.01    $      1.18
   EXTRAORDINARY LOSS, NET                                      -              -          (0.12)             -
   CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, NET                                             -              -           0.06              -
                                                       -----------    -----------    -----------    -----------
    EARNINGS PER SHARE OF COMMON STOCK                 $      0.48    $      0.43    $      0.95    $      1.18

  DILUTED:
   INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
   EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET      $      0.48    $      0.43    $      1.01    $      1.17
   EXTRAORDINARY LOSS, NET                                      -              -          (0.12)             -
   CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, NET                                             -              -           0.06              -
                                                       -----------    -----------    -----------    -----------
   EARNINGS PER SHARE OF COMMON STOCK                 $      0.48    $      0.43    $      0.95    $      1.17



                            VECTREN UTILITY HOLDINGS
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                                      Three Months              Twelve Months
                                                    Ended December 31         Ended December 31
                                                 -----------------------   -----------------------
                                                    2001         2000         2001         2000
                                                 ----------   ----------   ----------   ----------
OPERATING REVENUE:
    Gas utility                                  $  257,254   $  427,267   $1,031,519   $  818,753
    Electric utility                                 91,302       87,194      378,866      336,409
                                                 ----------   ----------   ----------   ----------
            Total operating revenues                348,556      514,461    1,410,385    1,155,162
                                                 ----------   ----------   ----------   ----------

OPERATING EXPENSES:
    Cost of gas sold                                158,205      323,167      708,224      552,540
    Fuel for electric generation                     17,549       20,081       74,401       75,700
    Purchased electric energy                        22,287       11,309       91,666       36,394
    Other operating                                  56,791       62,528      234,710      209,936
    Merger and integration costs                        720        2,793        2,795       32,711
    Restructuring costs                               2,972            -       15,010            -
    Depreciation and amortization                    22,754       22,266       96,886       82,430
    Income taxes                                     11,412       15,487       22,680       34,925
    Taxes other than income taxes                    12,940       15,486       51,325       36,238
                                                 ----------   ----------   ----------   ----------
            Total operating expenses                305,630      473,117    1,297,697    1,060,874
                                                 ----------   ----------   ----------   ----------

OPERATING INCOME                                     42,926       41,344      112,688       94,288

OTHER INCOME:
    Other - net                                       3,352        1,187        4,966        5,201
                                                 ----------   ----------   ----------   ----------
            Total other income                        3,352        1,187        4,966        5,201
                                                 ----------   ----------   ----------   ----------

INTEREST EXPENSE                                     17,881       16,009       70,159       46,072
                                                 ----------   ----------   ----------   ----------


PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARY            10          241          758        1,017
                                                 ----------   ----------   ----------   ----------

INCOME BEFORE CUMULATIVE  EFFECT OF
CHANGE IN ACCOUNTING PRINCIPLE, NET              $   28,387   $   26,281   $   46,737   $   52,400


CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET                                            -            -        3,938            -
                                                 ----------   ----------   ----------   ----------

NET INCOME                                       $   28,387   $   26,281   $   50,675   $   52,400


AVERAGE COMMON SHARES OUTSTANDING                    67,512       61,416       66,748       61,297
DILUTED COMMON SHARES OUTSTANDING                    67,691       61,586       66,876       61,380

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    INCOME BEFORE CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING PRINCIPLE, NET          $     0.42   $     0.43   $     0.70   $     0.85
    CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
      PRINCIPLE, NET                                      -            -         0.06            -
                                                 ----------   ----------   ----------   ----------
    EARNINGS PER SHARE OF COMMON STOCK           $     0.42   $     0.43   $     0.76   $     0.85

  DILUTED:
    INCOME BEFORE CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING PRINCIPLE, NET          $     0.42   $     0.43   $     0.70   $     0.85
    CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, NET                                       -            -         0.06            -
                                                 ----------   ----------   ----------   ----------

    EARNINGS PER SHARE OF COMMON STOCK           $     0.42   $     0.43   $     0.76   $     0.85



             VECTREN CORPORATION                        3 Months         3 Months         3 Months
                 HIGHLIGHTS                          Ended March 31    Ended June 30  Ended September 30
                                                    ---------------------------------------------------
     (millions, except per share amounts)
                                                    ---------------------------------------------------
                 (Unaudited)                          2001     2000     2001    2000     2001     2000
--------------------------------                    -------  -------  -------  ------   ------   ------
Reported Earnings:
   Utility Group                                    $  35.7  $  12.7 $ (13.2) $   3.1   $ (0.4)  $ 10.5
   Non-regulated Group                                  7.4      8.3    (2.9)     5.2      5.8      4.3
   Corporate and Other                                  1.3      1.1    (1.6)     0.0     (0.9)     0.7
                                                      -----    -----   -----    -----    -----    -----

   Vectren Consolidated                             $  44.4  $  22.1 $ (17.7) $   8.3    $ 4.5   $ 15.5

Merger, Integration and Restructuring Costs:
   Utility Group                                    $   2.3  $  18.5 $   8.4  $   5.9   $  3.2   $  2.6
   Non-regulated Group                                  0.0      0.8     0.6      0.0      0.9      0.0
   Corporate and Other                                  0.0      0.0     0.0      0.0      0.0      0.0
                                                     ------    -----   -----   ------    -----    -----

   Total                                                2.3     19.3     9.0      5.9      4.1      2.6

Other Non-Recurring Items:
   Utility Group-Net Impact of FAS 133              $   7.2    $   - $  (4.4) $     -   $ (1.0)   $   -
   Non-regulated Group-Extraordinary Loss in 2001
       and Gain on SIGECOM Restructuring in 2000          -      4.9    (7.7)       -        -        -
                                                      -----    -----   -----    -----    -----    -----

Income From Operations:

   Utility Group                                    $  30.8  $  31.2 $  (0.4) $   9.0    $ 3.8   $ 13.1

   Non-regulated Group
     Energy Marketing and Services                      5.0      2.1     1.7      2.9      3.3      1.5
     Coal Mining                                        2.0      0.7     3.3      1.0      3.2      0.3
     Utility Infrastructure Services                   (0.7)     0.0    (0.2)     0.1     (0.1)     0.0
     Broadband                                         (0.1)     0.0     0.0     (0.6)     0.0      0.0
     Other Businesses                                   1.2      1.4     0.6      1.8      0.3      2.5
                                                      -----    -----   -----    -----    -----    -----
     Total Non-regulated Group                          7.4      4.2     5.4      5.2      6.7      4.3

   Corporate and Other                                  1.3      1.1    (1.6)     0.0     (0.9)     0.7
                                                      -----    -----   -----    -----     -----   -----

   Vectren Consolidated                             $  39.5  $  36.5 $   3.4  $  14.2   $  9.6   $ 18.1
                                                      =====    =====   =====    =====     ====    =====


                                                           3 Months           12 Months
                                                       Ended December 31  Ended December 31
                                                       ------------------------------------

                                                       ------------------------------------
                                                         2001 *   2000     2001 *   2000
                                                       -------  -------  -------  --------
Reported Earnings:
   Utility Group                                       $  28.5  $  26.3  $  50.7  $   52.4
   Non-regulated Group                                     1.1      3.7     11.3      21.7
   Corporate and Other                                     2.8     (3.8)     1.6      (2.1)
                                                        ------   ------   ------    ------

   Vectren Consolidated                                $  32.4  $  26.2  $  63.6  $   72.0

Merger, Integration and Restructuring Costs:
   Utility Group                                       $   3.1  $   4.7  $  17.0  $   31.7
   Non-regulated Group                                     1.3      0.2      2.9       1.0
   Corporate and Other                                     0.0      4.1      0.0       4.1
                                                        ------   ------   ------    ------

   Total                                                   4.4      9.0     19.9      36.8

Other Non-Recurring Items:
   Utility Group-Net Impact of FAS 133                 $     -  $     -  $   1.9  $      -
   Non-regulated Group-Extraordinary Loss in 2001
       and Gain on SIGECOM Restructuring in 2000             -        -     (7.7)      4.9
                                                        ------   ------   ------    ------

Income From Operations:

   Utility Group                                       $  31.6  $  31.0  $  65.8  $   84.0

   Non-regulated Group
     Energy Marketing and Services                         1.9      0.7     11.9       7.2
     Coal Mining                                           5.0      2.6     13.5       4.6
     Utility Infrastructure Services                       0.4      0.0     (0.6)      0.2
     Broadband                                            (0.1)     0.0     (0.2)     (0.6)
     Other Businesses                                     (4.8)     0.6     (2.7)      6.4
                                                        ------   ------   ------    ------
     Total Non-regulated Group                             2.4      3.9     21.9      17.8

   Corporate and Other                                     2.8      0.3      1.6       2.1
                                                        ------   ------   ------    ------

   Vectren Consolidated                                $  36.8  $  35.2  $  89.3  $  103.9
                                                        ======   ======   ======    ======


Vectren Selected Highlights

                                                    Year Ended   Year Ended
                                                     December     December
                                                       2001         2000
                                                     -------     ---------

Dividends Paid (per common share, 12 month)          $  1.03     $   0.98

Annualized Dividend                                  $  1.06     $   1.02

Dividend Yield (at close)                                4.4%         4.0%

Dividend Payout Ratio                                  108.4%        83.1%

Dividend to Book Value                                   8.5%         8.6%

Return on Average Shareholder Equity                     8.0%        10.0%

Book Value Per Share                                 $ 12.54      $ 11.92

Market to Book Value (at close)                          191%         215%

Common Stock Prices (VVC - NYSE)

High                                                 $ 24.44      $ 26.50

Low                                                  $ 19.80      $ 15.75

Close                                                $ 23.98      $ 25.63

Price/Earnings Ratio (trailing)                         25.2         21.7

Percent Internally Generated Funds - Utility Group        51%          77%

Ratio of Earnings to Fixed Charges - SEC Method

        Consolidated                                     3.5         2.8
        Utility Group                                    4.2         2.8

* Selected highlights for the three and twelve months ended December 31, 2000, include two months of operations resulting from the acquisition of the Ohio operations on October 31, 2000.


        VECTREN CORPORATION
     SELECTED GAS DISTRIBUTION            3 Months                   12 Months
       OPERATING STATISTICS            Ended December 31          Ended December 31
                                   ----------------------------------------------------
          (Unaudited)                  2001  *      2000         2001  *        2000
                                   -----------  -----------  ------------   -----------
GAS OPERATING REVENUES (Thousands):
     Residential                   $  169,811    $  277,043    $  680,856    $  533,785

     Commercial                        57,270        98,444       244,179       190,797

     Contract                          28,234        49,578        98,222        85,828

     Miscellaneous Revenue              1,939         2,202         8,262         8,343
                                   ----------    ----------    ----------    ----------

                                   $  257,254    $  427,267    $1,031,519    $  818,753
                                   ==========    ==========    ==========    ==========

GAS MARGIN  (Thousands):

     Operating Revenues            $  257,254    $  427,267    $1,031,519    $  818,753

     Cost of Gas                      158,205       323,167       708,224       552,540
                                   ----------    ----------    ----------    ----------

     Margin                        $   99,049    $  104,100    $  323,295    $  266,213
                                   ==========    ==========    ==========    ==========

GAS SOLD & TRANSPORTED (MDth):

     Residential                       23,329        32,328        74,337        65,726

     Commercial                         8,414        12,092        28,563        25,950

     Contract                          26,951        29,161        96,861        89,562
                                   ----------    ----------    ----------    ----------

                                       58,694        73,581       199,761       181,238
                                   ==========    ==========    ==========    ==========

AVERAGE GAS CUSTOMERS:

     Residential                      861,883       855,995       858,789       851,729

     Commercial                        79,798        79,516        79,703        79,475

     Contract                           4,294         4,329         4,311         4,349
                                   ----------    ----------    ----------    ----------

                                      945,975       939,840       942,803       935,553
                                   ==========    ==========    ==========    ==========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                    80%          117%           90%           99%

* Gas operating statistics for the three and twelve months ended December 31, 2000 include two months of operations from the acquisition of the Ohio operations on October 31, 2000.


          VECTREN CORPORATION
           SELECTED ELECTRIC                  3 Months                   12 Months
         OPERATING STATISTICS             Ended December 31           Ended December 31
                                      ----------------------------------------------------
              (Unaudited)                 2001          2000          2001         2000
                                      ----------    ----------    ----------    ----------
ELECTRIC OPERATING REVENUES (Thousands):
     Residential                      $   20,876    $   21,360    $   96,500    $   92,815

     Commercial                           18,295        19,843        74,201        73,595

     Industrial                           19,830        22,267        82,065        82,634

     Miscellaneous Revenue                 2,434         1,574         5,331         8,682
                                      ----------    ----------    ----------    ----------

       Total Retail                       61,435        65,044       258,097       257,726

     Wholesale                            29,867        22,150       120,769        78,683
                                      ----------    ----------    ----------    ----------

                                      $   91,302    $   87,194    $  378,866    $  336,409
                                      ==========    ==========    ==========    ==========

ELECTRIC MARGIN (Thousands):

     Operating Revenues               $   91,302    $   87,194    $  378,866    $  336,409

     Cost of Fuel & Purchased Power       39,836        31,390       166,067       112,094
                                      ----------    ----------    ----------    ----------

     Margin                           $   51,466    $   55,804    $  212,799    $  224,315
                                      ==========    ==========    ==========    ==========

ELECTRICITY SOLD (MWh):

     Residential                         289,141       315,308     1,411,262     1,371,331

     Commercial                          327,413       337,439     1,383,355     1,329,304

     Industrial                          561,373       639,130     2,426,756     2,504,509

     Miscellaneous Sales                   5,463         5,808        19,166        19,233
                                      ----------    ----------    ----------    ----------

       Total Retail                    1,183,390     1,297,685     5,240,539     5,224,377

     Wholesale                         1,129,052       735,880     3,898,231     2,300,323
                                      ----------    ----------    ----------    ----------
                                       2,312,442     2,033,565     9,138,770     7,524,700
                                      ==========    ==========    ==========    ==========

AVERAGE ELECTRIC CUSTOMERS:

     Residential                         115,496       114,635       115,145       112,125

     Commercial                           17,327        17,187        17,327        16,834

     Industrial                              175           164           168           179
                                      ----------    ----------    ----------    ----------

                                         132,998       131,986       132,640       129,138
                                      ==========    ==========    ==========    ==========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                       80%          117%           90%           99%
    Cooling Degree Days                        -             -            97%           91%
